Exhibit 10.8

SECOND AMENDED AND RESTATED INTERCOMPANY SUBORDINATION
AGREEMENT

THIS SECOND AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of August 22, 2007, is made among the Obligors (as defined below), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, “Agent”) for the Lenders (as defined below) and Bank Product Providers (as defined in the Loan Agreement (as defined below)).

WHEREAS, Lerner New York, Inc. (“Lerner”), Lernco, Inc. (“Lernco”), NY & Co. Group, Inc. (“NY&Co”), Lerner New York Holdings, Inc. (“Parent”), Nevada Receivable Factoring, Inc. (“Nevada Factoring”), Jasmine Company, Inc. (“Jasmine”), Associated Lerner Shops of America, Inc. (“Associated Lerner”) and Lerner New York GC, LLC (“Lerner GC” and together with Lerner, Lernco, NY&Co, Parent, Nevada Factoring, Jasmine, Associated Lerner and any other “Borrower”, or “Guarantor” or “Obligor” under the Loan Agreement (as defined below), “Obligors” and each an “Obligor”), and Agent have previously entered into the Amended and Restated Intercompany Subordination Agreement, dated March 16, 2004 (the “Existing Intercompany Agreement”).

WHEREAS, Lerner, Lernco and Jasmine (each a “Borrower” and collectively, “Borrowers”), Agent and the persons from time to time party to the Loan Agreement (as hereinafter defined) as lenders (collectively, “Lenders”), have amended and restated or are about to amend and restate the existing financing arrangements of Agent, Lenders, Borrowers and Guarantors pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, the Obligors, other than Borrowers, have each entered into a Second Amended and Restated Guarantee, dated as of the date hereof (as amended, modified, supplemented, renewed, extended, or replaced from time to time, the “Guarantees” and each a “Guarantee”);

WHEREAS, the Obligors have or may from time to time enter into certain transactions with one another pursuant to which certain sums are or may be owing from one Obligor to another;

WHEREAS, in connection with the Loan Agreement and in order to induce Agent and the Lenders to enter into the Loan Agreement, Agent and the Obligors now wish to amend and restate the Existing Intercompany Agreement, in its entirety, on the terms and conditions set forth herein in order to subordinate all such intercompany indebtedness upon the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.           Definitions; Interpretation.

(a)           Terms Defined in Loan Agreement.  All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)           Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning set forth in the preamble to this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Insolvency Event” has the meaning set forth in Section 3.

“Lenders” has the meaning set forth in the recitals to this Agreement.

“Obligors” has the meaning set forth in the recitals to this Agreement.

“Senior Debt” means the Obligations and other indebtedness and liabilities of the Borrowers to Agent or the Lenders under or in connection with the Loan Agreement, the Guaranteed Obligations and other indebtedness and liabilities of the Guarantors under or in connection with the Guarantees and all other indebtedness and liabilities of any Obligor to Agent or the Lenders under or in connection with any other Financing Agreements, including all unpaid principal of the Loans, all interest accrued thereon (including all interest that, but for the provisions of the United States Bankruptcy Code, would have accrued), all fees due under the Loan Agreement and the other Financing Agreements (including all fees that, but for the provisions of the United States Bankruptcy Code, would have accrued), and all other amounts payable by the Obligors, or any of them, to Agent or the Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

“Subordinated Debt” means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of any other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of an collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c)           Interpretation.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified.  References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.  References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to.  The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2.           Subordination to Payment of Senior Debt.  As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents of the Senior Debt.  To the extent required under any agreements to which any of the Obligors are party, each Obligor hereby consents to the security interest of Agent in each of the Obligor’s personal property and other assets.

SECTION 3.           Subordination Upon Any Distribution of Assets of the Obligors.  As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the “Insolvency Events”) except as otherwise permitted under Section 9.7(a) of the Loan Agreement, but in any event, if an Event of Default has occurred and is continuing:  (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent or any Lender in respect of such Senior Debt.

SECTION 4.           Payments on Subordinated Debt.

(a)           Permitted Payments.  Except as otherwise permitted under the terms of the Loan Agreement, each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business.  Notwithstanding the foregoing, and without in any way limiting the generality of any provision of this Agreement, Nevada Factoring hereby acknowledges that it has no right to chargeback against any amounts owing to or seek recapture of any payments or other remittances at any time made to Lerner.

(b)           No Payment Upon Senior Debt Defaults.  Except as otherwise permitted under the terms of the Loan Agreement, upon the occurrence of any Event of Default, and until such Event of Default is cured or waived, no Obligor shall make, and no other Obligor shall accept or receive, any Subordinated Debt Payment; provided, however, Obligors may continue to make any payments due to any Borrower.

SECTION 5.           Subordination of Remedies.  As long as any Senior Debt shall remain outstanding and unpaid, following the occurrence of any Event of Default and until such Event of Default is cured or waived, each Obligor other than any Borrower shall not, without the prior written consent of Agent:

(a)           accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

(b)           exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c)           exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

(d)           commence, or cause to be commenced, or join with any creditor other than Agent and the Lenders in commencing, any bankruptcy, insolvency, or receivership proceeding against the other Obligors.

SECTION 6.           Payment Over to Agent.  In the event that, notwithstanding the provisions of Section 3, Section 4, and Section 5, any Subordinated Debt Payments shall be received in contravention of Section 3, Section 4, or Section 5 by any Obligor before all Senior Debt is paid, in full, in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of Agent, the Lenders and Bank Product Providers (as defined in the Loan Agreement) and shall be paid over or delivered to Agent for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to Section 3, Section 4, and Section 5, after giving effect to any concurrent payments or distributions to Agent or any Lender in respect of the Senior Debt.

SECTION 7.           Authorization to Agent.  If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any other Obligor or its property:  (i) Agent hereby is irrevocably authorized and empowered (in the name of each

Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent or any Lender; and (ii) each Obligor shall promptly take such action as Agent reasonably may request (A) to collect the Subordinated Debt for the account of Agent and the Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

SECTION 8.           Certain Agreements of Each Obligor.

(a)           No Benefits.  Each Obligor understands that there may be various agreements between Agent, the Lenders and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that neither Agent nor any Lender shall have any obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

(b)           No Interference.  Each Obligor acknowledges that each other Obligor has granted to Agent, for itself and the benefit of the Lenders and Bank Product Providers, security interests in all of such other Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with applicable law.

(c)           Reliance by Agent and the Lenders.  Each Obligor acknowledges and agrees that Agent and the Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Financing Agreements and making or issuing the Advances, the Letters of Credit, or other financial accommodations thereunder.

(d)           Waivers.  Except as provided under the Loan Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e)           Obligations of Each Obligor Not Affected.  Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent or any Lender hereunder, (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Financing Agreements may be extended or such performance or compliance may be waived by Agent (in accordance with the Financing Agreements); (ii) the agreements of any other Obligor with respect to the Financing Agreements may from time to time be modified by such other Obligor, Agent and the Lenders (in accordance with the Financing Agreements) for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor, Agent or the Lenders thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor, Agent and the Lenders (in accordance with the Financing Agreements); (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent or any Lender may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent or any Lender may waive or refrain from exercising such rights in accordance with the Financing Agreements).

(f)            Rights of Agent and the Lenders Not to Be Impaired.  No right of Agent or any Lender to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor, Agent or any Lender hereunder or under or in connection with the other Financing Agreements or by any noncompliance by the other Obligors with the term and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Agent or any Lender may have or otherwise be charged with.

(g)           Financial Condition of the Obligors.  Except as provided under the Loan Agreement, each Obligor shall not have any right to require Agent or any Lender to obtain or disclose any information with respect to:  (i) the financial condition or character of any other Obligor or the ability of the other Obligors to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent, any Lender or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h)           Acquisition of Liens or Guarantees.  Each Obligor shall not, without the prior consent of Agent, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt.

SECTION 9.           Subrogation.

(a)           Subrogation.  Until the payment and performance in full in cash of all Senior Debt, each Obligor shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Agent or any Lender hereunder or otherwise.  Upon the payment and performance in full in cash of all Senior Debt, each Obligor shall be subrogated to the rights of Agent and the Lenders to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full.  For the purposes of the foregoing subrogation, no payments or distributions to Agent or any Lender of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 3, Section 4, or Section 5 shall, as among such Obligor, its creditors (other than Agent and the Lenders), and the other Obligors, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.

(b)           Payments Over to the Obligors.  If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, Section 4, or Section 5 shall have been applied pursuant to the provisions of Section 3, Section 4, or Section 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from Agent or any Lender, as the case may be, any payments or distributions received by such Person in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt.  If any such excess payment is made to Agent or any Lender, such Person shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

SECTION 10.         Continuing Agreement; Reinstatement.

(a)           Continuing Agreement.  This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until payment and performance in full in cash of the Senior Debt.  The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligors.

(b)           Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Obligor shall be rescinded or must otherwise be restored by Agent or any Lender, whether as a result of an Insolvency Event or otherwise.

SECTION 11.         Transfer of Subordinated Debt.  Each Obligor may not assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.

SECTION 12.         Obligations of the Obligors Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of Agent and the Lenders against the Obligors, on the other hand.  Nothing contained in this Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than Agent and the Lenders) of the other Obligors against the other Obligors, on the other hand.

SECTION 13.         Endorsement of Obligor Documents; Further Assurances and Additional Acts.

(a)           Endorsement of Obligor Documents.  At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b)           Further Assurances and Additional Acts.  Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 14.         Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Loan Agreement.

SECTION 15.         No Waiver; Cumulative Remedies.  No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.  The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent or any Lender.

SECTION 16.         Costs and Expenses.  Each of the Obligors, jointly and severally, agrees to pay to Agent and the Lenders on demand (a) the reasonable out-of-pocket costs and expenses of such Person, and the reasonable fees and disbursements of counsel to such Person, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, and any amendments, modifications, or waivers of the terms thereof and (b) all costs and expenses of such Person, and the fees and disbursements of counsel to such Person, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by such Person as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 17.         Survival.  All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid.  Without limiting the generality of the foregoing, the obligations of each Obligor under Section 16 shall survive the satisfaction of the Senior Debt.

SECTION 18.         Benefits of Agreement.  This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or - claim in connection with, this Agreement.

SECTION 19.         Binding Effect.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, Agent, each Lender, each Bank Product Provider and their respective successors and permitted assigns.

SECTION 20.         Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

(a)           The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between any Obligor and Agent or any Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(b)           Each Obligor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York, whichever Agent may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Obligor and Agent or any Lender in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any Obligor or any Borrower and Agent or any Lender or the conduct of any such persons in connection with this Agreement, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Obligor or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on any collateral at any time granted by any Borrower or any Obligor to Agent or any Lender or to otherwise enforce its rights against any Obligor or its property).

(c)           Each Obligor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth below and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Agent’s option, by service upon any Obligor in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, any Obligor so served shall appear in answer of such process, failing which such Obligor shall be deemed in default and judgment may be entered by Agent against such Obligor for the amount of the claim and other relief requested.

(d)           EACH OBLIGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF OBLIGORS AND AGENT OR ANY LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  EACH OBLIGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OBLIGOR, ANY LENDER OR AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS, LENDERS AND AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)           Agent and Lenders shall not have any liability to Obligors (whether in tort, contract, equity or otherwise) for losses suffered by Obligors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct.  In any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

SECTION 21.         SUBMISSION TO JURISDICTION.  EACH OBLIGOR HEREBY irrevocably consents and submits to the non-exclusive jurisdiction of the State of New York and the State and Federal courts located in the Borough of Manhattan, County of New York, State of

New York, whichever Agent may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agreeS that any dispute with respect to any such matters shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Obligor or its or their property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Obligor or its or their property).

SECTION 22.         Entire Agreement; Amendments and Waivers.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement of each of the Obligors, Agent and each of the Lenders with respect to the matters set forth herein and supersedes any prior agreements, commitments, draft, communications, discussions and understandings, oral or written, with respect thereto.

(b)           Amendments and Waivers.  No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent.  Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23.         Conflicts.  In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 24.         Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25.         Interpretation.  This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors, Agent and each Lender and is the product of all parties hereto.  Accordingly, this Agreement shall not be construed against Agent or any Lender merely because of their involvement in the preparation hereof.

SECTION 26.         Counterparts; Telefacsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and bind effect of this Agreement.

SECTION 27.         Termination of Agreement.  Upon payment and performance in full in cash of the Senior Debt, this Agreement shall terminate and Agent shall promptly execute and deliver to each Obligor such documents and instruments as shall be reasonably necessary to evidence such termination; provided, however, that the obligations of each Obligor under Section 16 shall survive such termination.

SECTION 28.         Acknowledgment and Restatement.

(a)           Each Obligor hereby acknowledges, confirms and agrees that: (i) the Existing Intercompany Agreement has been duly executed and delivered by Obligors and is in full force and effect as of the date hereof; (ii) the agreements and obligations of Obligors contained in the Existing Intercompany Agreement constitute legal, valid and binding obligations of Obligors enforceable against it in accordance with the terms thereof, and Obligors have no valid defense, offset or counterclaim to the enforcement of such obligations; and (iii) Agent, Lenders and Bank Product Provider are entitled to all of the rights, remedies and benefits provided for in the Existing Intercompany Agreement.

(b)           As of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Intercompany Agreement are hereby amended and restated in their entirety, and as so amended and restated, are replaced and superseded by the terms, conditions agreements, covenants, representations and warranties set forth in this Agreement, except that nothing herein shall impair or adversely affect the continuation of the liability of Obligors for the obligations or the security interests and liens heretofore granted, pledged or assigned to Agent for itself and the benefit of Lenders and Bank Product Provider.  The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of Obligors evidenced by or arising under the Existing Intercompany Agreement and any of the other Existing Financing Agreements to which Obligors are a party, and the liens and security interests securing such indebtedness and other obligations and liabilities shall not in any manner be impaired, limited, terminated, waived or released.

[Signatures follow on next page]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

LERNER NEW YORK, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President, Chief Financial Officer and Secretary

NY & CO. GROUP, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President, Chief Financial Officer and Secretary

JASMINE COMPANY, INC.,
a Massachusetts corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Wistau
Title:	President

LERNER NEW YORK HOLDING, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President, Chief Financial Officer and Secretary

LERNCO, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

NEVADA RECEIVABLE FACTORING, INC.,
a Nevada corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Secretary

ASSOCIATED LERNER SHOPS OF AMERICA, INC.,
a New York corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	Secretary

LERNER NEW YORK GC, LLC,
an Ohio limited liability company

By: LERNER NEW YORK, INC.,
Its: Sole Member

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President, Chief Financial Officer and Secretary

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Laurence Forte
Name:	Laurence Forte
Title:	Managing Director